Exhibit 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of common stock, $0.001 par value per share, of A123 Systems, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 16, 2010

                                  GE CAPITAL EQUITY INVESTMENTS, INC.

                                  By: /s/ Michael S. Fisher
                                      -----------------------------------------
                                      Name: Michael S. Fisher
                                      Title: Sr. Managing Director


                                  GE CAPITAL CFE, INC.

                                  By: /s/ Michael S. Fisher
                                      -----------------------------------------
                                      Name: Michael S. Fisher
                                      Title: Senior Vice President


                                  GPSF SECURITIES, INC.

                                  By: /s/ Michael S. Fisher
                                      -----------------------------------------
                                      Name: Michael S. Fisher
                                      Title: Vice President


                                  HELLER FINANCIAL LEASING, INC.

                                  By: /s/ Michael S. Fisher
                                      -----------------------------------------
                                      Name: Michael S. Fisher
                                      Title: Authorized Signatory

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By: /s/ Barbara A. Lane
                                      -----------------------------------------
                                      Name: Barbara A. Lane
                                      Title: Attorney-in-Fact


                                  GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                  By: /s/ Barbara A. Lane
                                      -----------------------------------------
                                      Name: Barbara A. Lane
                                      Title: Attorney-in-Fact

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                                  GENERAL ELECTRIC COMPANY

                                  By: /s/ Barbara A. Lane
                                      -----------------------------------------
                                      Name: Barbara A. Lane
                                      Title: Attorney-in-Fact